================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): JUNE 22, 2000


                         PACIFICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-21949              95-4591529
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)       Identification Number)


               3120 LAKE CENTER DRIVE, SANTA ANA, CALIFORNIA 92704 (Address of principal executive offices, including zip code)


      (Registrant's telephone number, including area code): (714) 825-5200


================================================================================

ITEM 5. OTHER EVENTS.

        On June 22, 2000, PacifiCare Health Systems, Inc. ("PacifiCare") announced the appointment of Robert W. O'Leary as President and Chief Executive Officer.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            99.1 -- Senior Executive Employment Agreement, dated as of June 19,
                    2000, between the Registrant and Robert W. O'Leary.

            99.2 -- First Amendment to Senior Executive Employment Agreement,
                    dated as of June 19, 2000, between the Registrant and Robert W. O'Leary.

            99.3 -- Press release issued June 22, 2000, by the Registrant announcing the appointment of Robert W. O'Leary as President and Chief Executive Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PACIFICARE HEALTH SYSTEMS, INC.
                                                 (Registrant)


Date: June 28, 2000                      By: /s/ MARY C. LANGSDORF
                                             -----------------------------------
                                             Mary C. Langsdorf
                                             Senior Vice President of Finance,
                                             Corporate Controller and Interim
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibits
-----------       -----------------------

  99.1 Senior Executive Employment Agreement, dated as of June 19, 2000, between the Registrant and Robert W. O'Leary.

  99.2 First Amendment to Senior Executive Employment Agreement, dated as of June 19, 2000, between the Registrant and Robert W. O'Leary.

  99.3 Press release issued June 22, 2000, by the Registrant announcing the appointment of Robert W. O'Leary as President and Chief Executive Officer.